UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2026
___________________________________
Toast, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of Incorporation)	001-40819 (Commission File Number)	45-4168768 (I.R.S. Employer Identification No.)

333 Summer Street Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip code)

(617) 297-1005
(Registrant's telephone number, including area code)

	N/A
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 12, 2026, the Company held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the SEC on April 23, 2026:

Proposal One: Election of Directors

The Company’s stockholders elected each of Kent Bennett, Susan Chapman-Hughes and Mark Hawkins as a Class II director of the Company’s board of directors for a three-year term expiring at the Company’s 2029 Annual Meeting of Stockholders and until such director’s respective successor is duly elected and qualified, or such director’s earlier death, resignation or removal. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kent Bennett	921,086,317	87,551,677	89,581,415
Susan Chapman-Hughes	942,757,831	65,880,163	89,581,415
Mark Hawkins	1,001,250,314	7,387,680	89,581,415

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,097,087,998	503,819	627,592	0

Proposal Three: Advisory Vote on Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
949,420,214	58,564,187	653,593	89,581,415

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026	TOAST, INC.

	By:	/s/ Brian R. Elworthy
	Name:	Brian R. Elworthy
	Title:	General Counsel and Corporate Secretary